                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM T-1

             STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT
              OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

          Check if an application to determine eligibility of a Trustee pursuant to Section 305(b)(2)

                     MANUFACTURERS AND TRADERS TRUST COMPANY
               (Exact name of trustee as specified in its charter)

               NEW YORK                                          16-0538020
    (Jurisdiction of incorporation                            (I.R.S. employer
or organization if not a national bank)                      identification No.)

          One M&T Plaza
          Buffalo, New York                                      14240-2399
(Address of principal executive offices)                         (Zip Code)

                        COPELCO CAPITAL FUNDING LLC 99-1
               (Exact name of obligor as specified in its charter)

            DELAWARE
(State or other jurisdiction of                               (I.R.S. employer
incorporation or organization)                               identification No.)

  Rodney Square North
1100 North Market Street
         Wilmington, Delaware                                    19890-0001
(Address of principal executive offices)                         (Zip Code)

                   CLASS A-1 LEASE-BACKED NOTES, SERIES 1999-A

                   CLASS A-2 LEASE-BACKED NOTES, SERIES 1999-A

                   CLASS A-3 LEASE-BACKED NOTES, SERIES 1999-A

                   CLASS A-4 LEASE-BACKED NOTES, SERIES 1999-A

                   CLASS A-5 LEASE-BACKED NOTES, SERIES 1999-A

                    CLASS B LEASE-BACKED NOTES, SERIES 1999-A

                    CLASS C LEASE-BACKED NOTES, SERIES 1999-A

                    CLASS D LEASE-BACKED NOTES, SERIES 1999-A

                         (Title of indenture securities)

         ITEM 1. GENERAL INFORMATION

                  Furnish the following information as to the trustee:

(a) Name and address of each examining or supervising authority to which it is subject.

                  Superintendent of Banks of the State of New York, 2 World Trade Center, New York, NY 10047 and Albany, NY 12203.

                  Federal Reserve Bank of New York, 33 Liberty Street, New York, NY 10045.

                  Federal Deposit Insurance Corporation, Washington, D.C. 20429.

(b) Whether it is authorized to exercise corporate trust powers.

                  Yes.

         ITEM 2. AFFILIATIONS WITH OBLIGOR

                  If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None.

   [Items 3 through 15 omitted pursuant to General Instruction B to Form T-1]


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ITEM 16. LIST OF EXHIBITS

         Exhibit A.        Organization Certificate of the Trustee as now in
                           effect (incorporated herein by reference to Exhibit
                           1, Form T-1, Registration Statement No. 33-7309).

         Exhibit B.        Certificate of Authority of the Trustee to commence
                           business (incorporated herein by reference to Exhibit
                           2, Form T-1, Registration Statement No. 33-7309).

         Exhibit C.        Authorization of the Trustee to exercise corporate
                           trust powers (incorporated herein by reference to Exhibit 3, Form T-1, Registration Statement No.
                           33-7309).

         Exhibit D.        Existing By-Laws of the Trustee (incorporated herein
                           by reference to Exhibit 4, Form T-1, Registration
                           Statement No. 33-7309).

         Exhibit E.        Not Applicable.

         Exhibit F.        Consent of the Trustee (incorporated herein by
                           reference to Exhibit 6, Form T-1, Registration
                           Statement No. 33-7309).

         Exhibit G.        Report of Condition of the Trustee.*

         Exhibit H.        Not Applicable.

         Exhibit I.        Not Applicable

* Filed Herewith

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Manufacturers and Traders Trust Company, a banking corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Buffalo, and State of New York, on the 5th day of March, 1999.

                                         MANUFACTURERS AND TRADERS TRUST COMPANY

                                         By: /s/ RUSSELL T. WHITLEY
                                             Russell T. Whitley
                                             Assistant Vice President


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                                    EXHIBIT G

                       REPORT OF CONDITION OF THE TRUSTEE

                     MANUFACTURERS AND TRADERS TRUST COMPANY

CONDENSED CONSOLIDATED BALANCE SHEET

                                                                                December 31
Dollars in thousands                                                                   1998
                                                                                       ----
ASSETS            Cash and due from banks                                       $   493,780
                  Money-market assets                                               537,686
                  Investment securities
                           Available for sale (cost: $2,461,331)                  2,462,016
                           Held to maturity (market value: $87,365)                  87,282
                           Other (market value: $113,226)                           113,226
                                                                                -----------
                                    Total investment securities                   2,662,524
                                                                                -----------
                  Loan and leases, net of unearned discount                      15,284,671
                  Allowance for possible credit losses                             (301,598)
                                                                                -----------
                           Loan and leases, net                                  14,983,073
                  Other assets                                                    1,396,646
                                                                                -----------
                           Total assets                                         $20,073,709
LIABILITIES       Deposits
                           Noninterest-bearing                                  $ 2,076,466
                           Interest-bearing                                      12,253,924
                                                                                -----------
                                    Total deposits                               14,330,290
                  Short-term borrowings                                           2,229,977
                  Accrued interest and other liabilities                            425,616
                  Long-term borrowings                                            1,248,414
                                                                                -----------
                           Total liabilities                                     18,234,397
STOCKHOLDER'S EQUITY                                                              1,839,312
                                                                                -----------
                           Total liabilities and stockholder's equity           $20,073,709
                                                                                -----------


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